UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Annual Report
to Shareholders

DWS Short Duration Plus Fund

Contents

CLICK HERE Performance Summary

CLICK HERE Information About Your Fund's Expenses

CLICK HERE Portfolio Management Review

CLICK HERE Portfolio Summary

CLICK HERE Investment Portfolio

CLICK HERE Financial Statements

CLICK HERE Financial Highlights

CLICK HERE Notes to Financial Statements

CLICK HERE Report of Independent Registered Public Accounting Firm

CLICK HERE Tax Information

CLICK HERE Investment Management Agreement Approval

CLICK HERE Summary of Management Fee Evaluation by Independent Fee Consultant

CLICK HERE Trustees and Officers

CLICK HERE Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In addition, the fund is subject to liquidity risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. The fund limits its investments in illiquid securities to 15% of net assets. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.03%, 2.03% and 1.78% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002, Class B shares prior to its inception on April 23, 2007 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS Short Duration Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.79%	5.25%	4.69%	5.17%
Class B	4.46%	3.90%	3.43%	3.93%
Class C	4.98%	4.51%	3.94%	4.39%
Lehman 1-3 Year Government/Credit Index+	5.63%	3.56%	3.18%	4.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/07	$ 9.94	$ 9.94	$ 9.92
9/30/06	$ 9.88	$ —	$ 9.87
4/23/07 (commencement of operations)	$ —	$ 9.97	$ —
Distribution Information: Twelve Months as of 9/30/07: Income Dividends	$ .43	$ —	$ .37
4/23/07 (commencement of operations) to 9/30/2007	$ —	$ .17	$ —
Capital Gain Distributions	$ .06	$ —	$ .06
September Income Dividend	$ .0406	$ .0336	$ .0344
SEC 30-day Yield++	4.97%	4.25%	4.34%
Current Annualized Distribution Rate++	4.90%	4.06%	4.16%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.16% for Class B shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.97% for Class B shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	234	3
3-Year	5	of	201	3

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Class A [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended September 30

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,288	$11,338	$12,233	$15,127
	Average annual total return	2.88%	4.27%	4.11%	4.83%
Class B	Growth of $10,000	$10,146	$11,018	$11,735	$14,025
	Average annual total return	1.46%	3.28%	3.25%	3.93%
Class C	Growth of $10,000	$10,498	$11,414	$12,132	$14,578
	Average annual total return	4.98%	4.51%	3.94%	4.39%
Lehman 1-3 Year Government/Credit Index+	Growth of $10,000	$10,563	$11,106	$11,695	$14,893
	Average annual total return	5.63%	3.56%	3.18%	4.66%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 0.79% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns as of 9/30/07
DWS Short Duration Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	5.79%	5.29%	4.82%	5.36%
Lehman 1-3 Year Government/Credit Index+	5.63%	3.56%	3.18%	4.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/07	$ 9.95
9/30/06	$ 9.89
Distribution Information: Twelve Months as of 9/30/07: Income Dividends	$ .43
Capital Gain Distributions	$ .06
September Income Dividend	$ .0407
SEC 30-day Yield++	5.31%
Current Annualized Distribution Rate++	4.91%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.18% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.78% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	234	3
3-Year	4	of	201	2
5-Year	5	of	148	4

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Plus Fund — Class S [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,579	$11,672	$12,655	$15,801
	Average annual total return	5.79%	5.29%	4.82%	5.36%
Lehman 1-3 Year Government/Credit Index+	Growth of $10,000	$10,563	$11,106	$11,695	$14,893
	Average annual total return	5.63%	3.56%	3.18%	4.66%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B*	Class C	Class S**
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,024.60	$ 1,013.90	$ 1,019.90	$ 1,024.60
Expenses Paid per $1,000***	$ 4.36	$ 7.64	$ 8.10	$ 3.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S**
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,020.76	$ 1,016.48	$ 1,017.05	$ 1,021.66
Expenses Paid per $1,000***	$ 4.36	$ 8.69	$ 8.09	$ 3.45
* For the period from April 23, 2007 (commencement of operations) to September 30, 2007.
** On October 23, 2006, Investment Class was renamed Class S.
*** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Short Duration Plus Fund	.86%	1.72%	1.60%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Duration Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Senior portfolio manager for Quantitative Strategies: New York.

Joined the fund in 2007.

BA and MBA, University of Miami.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Bill Chepolis and Matthew MacDonald discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Short Duration Plus Fund perform during the annual period?

A: The fund's Class A shares produced a total return of 5.79% for the 12 months ended September 30, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Lehman 1-3 Year Government/Credit Index, produced a total return of 5.63% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the one-year period was 4.22%.2

1 The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. For the one-, five- and 10-year periods this category's average was 4.22% (234 funds), 2.86% (148 funds) and 4.26% (81 funds), respectively, as of 9/30/07. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the 12-month period.

A: Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation at this point in the business cycle. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of Fed easing was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.3 As the period progressed inflationary expectations picked up. This change in outlook was reflected by mid-period in a modest re-steepening of the yield curve between two and 10 years, as longer-term US Treasury yields began to reflect the possible impact of inflation on fixed returns.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The last quarter of the fiscal year was the most eventful and did the most to determine fixed-income investor returns. This period saw extreme volatility occasioned by the subprime mortgage crisis. As a result of the securitization of these mortgages, exposure to subprime defaults spread to a variety of fixed income market participants globally. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed-income markets. Ultimately, this risk aversion caused a period in July and August of 2007 of very high equity and bond market volatility as well as a flight to quality, the principal manifestation of which was increased interest in US Treasury securities. In addition, the yield curve reverted to a more typical upward slope, as bond market participants anticipated Fed easing of short term rates and began again to demand compensation for the risk of holding longer term issues. For the full 12-month period, the two-year Treasury note yield fell 70 basis points from 4.69% to 3.99%, while the ten-year Treasury yield fell 4 basis points from 4.63% to 4.59%, for a total steepening of 66 basis points. (100 basis points equals one percentage point).

Q: What were the fund's principal strategies over the period and how did they impact performance?

A: We continue to adjust the fund's relative exposure to different bond market sectors based on our assessment of relative value. We focus strongly on adding value through individual security selection within each fixed income sector utilized by the fund. In doing so, we rely on the research and analysis generated by investment teams organized to focus on a particular market sector.

We started the period with a relatively large cash position, reflecting our assessment of risk and reward given a flat yield curve. This position was designed to lower the fund's risk profile but constrained performance a bit as credit sectors initially continued to outperform.4 As the period progressed, we drew upon that cash position to make purchases in the mortgage-backed securities (MBS) sector as we saw opportunities. Late in the period, we deployed the fund's cash position to take advantage of spread widening and purchase areas of the market tainted by the subprime contagion but without any direct links, such as non-financial corporate credits and credit card-based asset-backed securities (ABS). This helped performance as investors' risk appetite returned toward the end of the period, supporting a rebound in prices.

4 The credit sector encompasses corporate bonds. Investment-grade sectors include those bonds rated BBB or above by major rating agencies.

The fund continues to emphasize shorter average life bonds from securitized markets. This strategy continues to offer the potential for incremental yield over treasuries and agencies with less credit risk than corporate bonds. The fund's focus on so-called "spread" sectors that offer higher yields than US government securities held back performance over the full period, as Treasuries benefited strongly late in the period from the flight to quality occasioned by the subprime crisis.5 As of September 30, 2007, the portfolio was allocated 31% to corporate bonds, 19% to ABS, 22% to residential MBS, 18% to commercial mortgage-backed securities (CMBS), and 4% to US Treasuries and Agency securities. The fund held 6% in cash and cash equivalents.

5 Spread sectors are non-Treasury bond sectors of the fixed-income market.

We maintained a high average quality throughout the period, and the average credit quality of investments in the fund was AA at the end of the annual period.6 In particular, we have maintained an upward bias with respect to the quality of holdings within the corporate, ABS and CMBS sectors. This focus on quality benefited the fund in the latter part of the period as credit spreads widened in the direction of their historical norms.7

6 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
7 Credit spread is the additional yield provided by non-Treasury fixed income securities versus Treasury securities of comparable duration.

The fund's average duration was closely monitored as we sought to carefully manage the fund's interest rate risk in view of the limited incremental income to be gained from longer maturities over much of the period.8 As a result, the fund has maintained a shorter duration than the benchmark, the Lehman 1-3 Year Government/Credit Index. Performance was constrained by the shorter duration position as rates fell and bond prices rallied in the latter part of the period.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

As part of our overall approach, we continue to seek to enhance total returns by employing our integrated Global Alpha Platform (iGAP) overlay strategy. The iGAP strategy seeks to identify the relative value to be found among global bond, cash, and currency markets, and then to benefit from disparities through the use of fixed income futures and currency forward contracts.

Q: What is your outlook for the fixed income environment and the fund?

A: Going forward, while investor sentiment appears to have stabilized, we remain sensitive to the risks posed by possible further subprime contagion and will act to try to minimize those effects on the fund's holdings. Given the recent widening of credit spreads, we expect to continue look for opportunities to invest the fund's cash position into spread sectors. The fund will continue to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/07	9/30/06

Commercial and Non-Agency Mortgage Backed Securities	35%	37%
Corporate Bonds	31%	25%
Asset Backed	19%	15%
Cash Equivalents	6%	17%
Collateralized Mortgage Obligations	5%	2%
Government & Agency Obligations	4%	3%
Government National Mortgage Association	—	1%
	100%	100%
Quality	9/30/07	9/30/06

US Government & Treasury Obligations	9%	4%
AAA	47%	51%
AA	7%	3%
A	12%	13%
BBB	15%	8%
BB	1%	1%
B	1%	2%
Not Rated	8%	18%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/07	9/30/06

Under 1 year	35%	23%
1-2.99 years	39%	49%
3-4.99 years	22%	23%
5-9.99 years	3%	2%
10-14.99 years	—	1%
15+ years	1%	2%
	100%	100%

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007

	Principal Amount ($)	Value ($)

Corporate Bonds 31.3%
Consumer Discretionary 2.8%
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	51,435
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	35,000	32,200
8.0%, 3/15/2014	20,000	19,300
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	35,000	34,038
Cablevision Systems Corp., Series B, 9.82%*, 4/1/2009	29,000	29,870
Caesars Entertainment, Inc., 8.875%, 9/15/2008	54,000	55,147
Clear Channel Communications, Inc., 4.625%, 1/15/2008	6,000,000	5,956,398
Comcast Corp., 5.5%, 3/15/2011	7,500,000	7,514,437
CSC Holdings, Inc.:
7.25%, 7/15/2008	53,000	53,132
7.875%, 12/15/2007	119,000	119,149
Series B, 8.125%, 7/15/2009	30,000	30,525
Series B, 8.125%, 8/15/2009	15,000	15,263
Dex Media East LLC/Financial, 12.125%, 11/15/2012	233,000	248,727
Dollarama Group LP, 144A, 11.16%*, 8/15/2012	23,000	23,115
EchoStar DBS Corp.:
6.625%, 10/1/2014	59,000	59,295
7.125%, 2/1/2016	50,000	51,375
Foot Locker, Inc., 8.5%, 1/15/2022	10,000	9,550
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	115,000	91,425
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	215,000	230,319
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	50,000	50,000
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	30,000
Hanesbrands, Inc., Series B, 8.784%*, 12/15/2014	60,000	59,700
Hertz Corp.:
8.875%, 1/1/2014	110,000	113,300
10.5%, 1/1/2016	20,000	21,600
Home Depot, Inc., 5.819%*, 12/16/2009	2,665,000	2,630,347
Idearc, Inc., 8.0%, 11/15/2016	180,000	179,550
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	85,000	76,075
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	70,000	69,650
Jarden Corp., 7.5%, 5/1/2017	40,000	38,700
Kabel Deutschland GmbH, 10.625%, 7/1/2014	80,000	85,600
Liberty Media LLC:
5.7%, 5/15/2013	25,000	23,356
8.25%, 2/1/2030	50,000	49,000
8.5%, 7/15/2029	80,000	80,873
Macy's Retail Holdings, Inc., 6.3%, 4/1/2009	2,065,000	2,086,623
Majestic Star Casino LLC, 9.5%, 10/15/2010	10,000	9,600
Mediacom Broadband LLC, 8.5%, 10/15/2015	10,000	10,025
MGM MIRAGE:
6.75%, 9/1/2012	25,000	24,594
8.375%, 2/1/2011	47,000	48,997
MTR Gaming Group, Inc., Series B, 0% to 9/1/2008, 9.75%, 4/1/2010	61,000	62,677
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	10,000	8,950
Penske Automotive Group, Inc., 7.75%, 12/15/2016	105,000	100,537
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	25,000	23,938
Quiksilver, Inc., 6.875%, 4/15/2015	105,000	100,537
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%*, 3/15/2014	55,000	53,694
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	40,000	40,400
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	24,000	24,540
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	40,000	39,500
Station Casinos, Inc., 6.5%, 2/1/2014	90,000	79,200
Target Corp.:
3.375%, 3/1/2008	1,500,000	1,487,637
5.485%*, 8/7/2009	10,000,000	10,003,050
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	25,000	23,375
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	25,000	24,250
Viacom, Inc., 5.75%, 4/30/2011	5,000,000	5,048,370
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	47,000	47,118
		37,480,063
Consumer Staples 3.0%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	15,000	14,700
Coca-Cola Enterprises, Inc., 4.375%, 9/15/2009	3,000,000	2,973,132
ConAgra Foods, Inc., 7.875%, 9/15/2010	10,000,000	10,766,750
CVS Caremark Corp.:
4.0%, 9/15/2009	4,500,000	4,408,245
5.921%*, 6/1/2010	6,000,000	5,979,420
Delhaize America, Inc.:
8.05%, 4/15/2027	45,000	47,908
9.0%, 4/15/2031	82,000	97,685
Harry & David Holdings, Inc., 10.621%*, 3/1/2012	45,000	43,200
Kraft Foods, Inc., 6.0%*, 8/11/2010	5,000,000	5,002,510
Pilgrim's Pride Corp., 7.625%, 5/1/2015	15,000	15,225
Reynolds American, Inc.:
6.394%*, 6/15/2011	5,000,000	5,018,750
6.5%, 7/15/2010	5,000,000	5,131,160
Rite Aid Corp., 7.5%, 3/1/2017	50,000	47,062
Smithfield Foods, Inc., 7.75%, 7/1/2017	45,000	46,125
Viskase Companies, Inc., 11.5%, 6/15/2011	155,000	155,000
		39,746,872
Energy 1.4%
Chaparral Energy, Inc., 8.5%, 12/1/2015	10,000	9,375
Chesapeake Energy Corp.:
6.25%, 1/15/2018	35,000	33,775
6.875%, 1/15/2016	155,000	155,000
7.75%, 1/15/2015	60,000	61,725
Cimarex Energy Co., 7.125%, 5/1/2017	40,000	39,700
Complete Production Services, Inc., 8.0%, 12/15/2016	55,000	54,381
ConocoPhillips Australia Funding Co., 5.46%*, 4/9/2009	7,600,000	7,573,370
Denbury Resources, Inc., 7.5%, 12/15/2015	25,000	25,625
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	14,737
8.375%, 5/1/2016	65,000	65,325
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	35,000	33,600
Enterprise Products Operating LP, 4.95%, 6/1/2010	5,000,000	4,979,680
Frontier Oil Corp., 6.625%, 10/1/2011	40,000	39,300
Mariner Energy, Inc.:
7.5%, 4/15/2013	15,000	14,550
8.0%, 5/15/2017	15,000	14,663
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	50,000	50,375
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	3,938,000	4,353,459
Plains Exploration & Production Co., 7.0%, 3/15/2017	25,000	23,375
Quicksilver Resources, Inc., 7.125%, 4/1/2016	35,000	34,475
Sabine Pass LNG LP:
7.25%, 11/30/2013	100,000	98,500
7.5%, 11/30/2016	100,000	98,500
Stone Energy Corp., 6.75%, 12/15/2014	60,000	55,500
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	35,000	38,002
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	35,000	30,100
Whiting Petroleum Corp.:
7.0%, 2/1/2014	45,000	43,200
7.25%, 5/1/2012	75,000	73,687
7.25%, 5/1/2013	20,000	19,500
Williams Companies, Inc.:
8.125%, 3/15/2012	108,000	116,370
8.75%, 3/15/2032	164,000	188,805
Williams Partners LP, 7.25%, 2/1/2017	30,000	30,600
		18,369,254
Financials 16.7%
American General Finance Corp., Series J, 5.944%*, 12/15/2011	12,000,000	11,812,740
Ashton Woods USA LLC, 9.5%, 10/1/2015	110,000	86,900
Bank of New York, 5.05%, 3/3/2009	3,500,000	3,495,380
Bank One Corp., 6.0%, 8/1/2008	3,000,000	3,015,915
Barclays Bank PLC, 5.49%*, 8/10/2009	6,665,000	6,665,000
BBVA US Senior SA UniPersonal, 144A, 5.754%*, 3/12/2010	5,000,000	4,973,630
Bear Stearns Companies, Inc.:
2.875%, 7/2/2008	7,500,000	7,347,495
4.0%, 1/31/2008	1,500,000	1,491,401
Boeing Capital Corp., 4.75%, 8/25/2008	8,833,000	8,826,543
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	28,200
Capital One Bank:
4.25%, 12/1/2008	4,000,000	3,954,032
5.0%, 6/15/2009	1,000,000	995,679
Caterpillar Financial Services Corp., Series F, 3.8%, 2/8/2008	2,500,000	2,486,450
CIT Group, Inc., 5.4%, 2/13/2012	9,090,000	8,769,187
Citigroup, Inc., 5.65%*, 8/13/2010	10,000,000	9,971,330
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	210,000	232,050
Countrywide Financial Corp., 5.8%*, 5/7/2012	5,000,000	4,654,910
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011	5,000,000	4,476,875
Credit Agricole SA, 144A, 5.555%*, 5/28/2010	5,000,000	5,003,220
Diageo Capital PLC, 4.375%, 5/3/2010	5,015,000	4,947,443
Discover Financial Services, 144A, 6.234%*, 6/11/2010	5,455,000	5,331,335
E*TRADE Financial Corp.:
7.375%, 9/15/2013	50,000	46,750
7.875%, 12/1/2015	75,000	69,375
8.0%, 6/15/2011	78,000	77,610
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	249,000	233,341
7.375%, 10/28/2009	390,000	382,417
7.875%, 6/15/2010	130,000	127,078
8.11%*, 1/13/2012	100,000	94,491
General Electric Capital Corp.:
3.5%, 5/1/2008	1,000,000	990,767
Series A, 4.125%, 3/4/2008	3,500,000	3,484,190
Glitnir Banki HF, 144A, 5.52%*, 10/15/2008	6,000,000	5,996,850
GMAC LLC:
6.875%, 9/15/2011	518,000	492,962
8.0%, 11/1/2031	90,000	88,297
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	85,000	86,913
144A, 8.875%, 4/1/2015 (PIK)	65,000	65,488
HCP, Inc. (REIT), 6.45%, 6/25/2012	7,500,000	7,704,555
Hexion US Finance Corp., 9.75%, 11/15/2014	40,000	44,000
HSBC Finance Corp, 5.9%, 6/19/2012	12,000,000	12,153,456
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	40,000	38,300
iStar Financial, Inc. (REIT), 5.15%, 3/1/2012	5,000,000	4,626,500
John Deere Capital Corp., Series D, 4.375%, 3/14/2008	9,000,000	8,960,211
JPMorgan Chase & Co., Series A, 6.0%, 1/15/2009	7,000,000	7,065,310
Lehman Brothers Holdings, Inc., 5.58%*, 7/18/2011	10,000,000	9,573,820
MBNA Corp., 4.625%, 9/15/2008	9,770,000	9,722,615
Merrill Lynch & Co., Inc.:
5.556%*, 11/1/2011	5,000,000	4,909,920
Series C, 5.899%*, 6/5/2012	5,000,000	4,907,820
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	80,000	76,800
144A, 7.0%, 5/1/2017	75,000	71,250
Popular North America, Inc., Series E, 3.875%, 10/1/2008	8,000,000	7,855,216
Realogy Corp., 144A, 12.375%, 4/15/2015	30,000	22,650
Residential Capital LLC:
6.224%*, 6/9/2008	30,000	27,600
7.125%, 11/21/2008	80,000	71,600
7.8%*, 11/21/2008	120,000	107,700
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008	2,850,000	2,790,709
SLM Corp., Series A, 3.95%, 8/15/2008	10,000,000	9,807,450
Textron Financial Corp., Series E, 4.125%, 3/3/2008	4,500,000	4,480,866
The Goldman Sachs Group, Inc., 5.54%*, 2/6/2012	5,000,000	4,910,860
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	22,000	18,810
Universal City Development Partners, 11.75%, 4/1/2010	155,000	161,975
Wachovia Bank NA, 4.375%, 8/15/2008	8,000,000	7,959,896
Washington Mutual Bank, 5.844%*, 6/16/2010	5,000,000	4,930,055
		223,802,188
Health Care 1.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	65,000	59,800
AstraZeneca PLC, 6.004%*, 9/11/2009	7,000,000	7,003,122
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015	260,000	267,150
HCA, Inc.:
6.5%, 2/15/2016	30,000	25,500
144A, 9.125%, 11/15/2014	45,000	47,475
144A, 9.25%, 11/15/2016	15,000	15,938
Omnicare, Inc., 6.125%, 6/1/2013	20,000	18,300
Tenet Healthcare Corp., 9.25%, 2/1/2015	97,000	85,602
The Cooper Companies, Inc., 7.125%, 2/15/2015	70,000	68,950
Wyeth, 4.375%, 3/1/2008	8,500,000	8,463,620
		16,055,457
Industrials 2.0%
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	55,000	50,875
Allied Security Escrow Corp., 11.375%, 7/15/2011	19,000	19,000
American Railcar Industries, Inc., 7.5%, 3/1/2014	45,000	44,775
ARAMARK Corp.:
8.5%, 2/1/2015	50,000	51,000
8.856%*, 2/1/2015	40,000	40,400
Baldor Electric Co., 8.625%, 2/15/2017	40,000	41,800
Belden, Inc., 144A, 7.0%, 3/15/2017	35,000	34,650
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	110,000	107,800
144A, 6.75%, 5/1/2012	100,000	100,250
144A, 8.0%, 11/15/2014	85,000	89,037
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	45,000	45,900
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	125,000	117,500
Building Materials Corp. of America, 7.75%, 8/1/2014	45,000	40,725
Cenveo Corp., 7.875%, 12/1/2013	74,000	67,340
DRS Technologies, Inc.:
6.625%, 2/1/2016	25,000	24,688
6.875%, 11/1/2013	90,000	90,000
7.625%, 2/1/2018	100,000	102,000
Esco Corp.:
144A, 8.625%, 12/15/2013	55,000	54,175
144A, 9.569%*, 12/15/2013	260,000	250,900
General Cable Corp.:
7.125%, 4/1/2017	30,000	29,400
7.735%*, 4/1/2015	45,000	43,650
General Dynamics Corp., 3.0%, 5/15/2008	1,500,000	1,481,745
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	40,000	35,700
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	130,000	100,100
8.875%, 4/1/2012	129,000	96,750
Kansas City Southern de Mexico SA de CV, 9.375%, 5/1/2012	105,000	109,987
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	40,000	40,450
9.5%, 10/1/2008	188,000	191,995
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	65,000	65,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	50,000	51,562
Norfolk Southern Corp., 6.2%, 4/15/2009	8,770,000	8,907,891
Pulte Homes, Inc., 4.875%, 7/15/2009	5,000,000	4,668,905
R.H. Donnelley, Inc., 10.875%, 12/15/2012	106,000	112,890
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	19,000	20,853
Ship Finance International Ltd., 8.5%, 12/15/2013	32,000	32,880
Terex Corp., 7.375%, 1/15/2014	25,000	25,375
Titan International, Inc., 8.0%, 1/15/2012	120,000	119,700
TransDigm, Inc., 7.75%, 7/15/2014	20,000	20,200
U.S. Concrete, Inc., 8.375%, 4/1/2014	30,000	27,900
Union Pacific Corp., 5.45%, 1/31/2013	9,285,000	9,214,016
United Rentals North America, Inc., 7.0%, 2/15/2014	60,000	61,200
Xerox Capital Trust I, 8.0%, 2/1/2027	32,000	32,284
		26,863,248
Information Technology 0.1%
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	30,000	28,950
L-3 Communications Corp.:
5.875%, 1/15/2015	100,000	96,000
Series B, 6.375%, 10/15/2015	60,000	58,950
Lucent Technologies, Inc., 6.45%, 3/15/2029	178,000	147,740
MasTec, Inc., 7.625%, 2/1/2017	55,000	53,488
Sanmina-SCI Corp.:
8.125%, 3/1/2016	25,000	21,625
144A, 8.444%*, 6/15/2010	20,000	19,800
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	75,000	73,312
Unisys Corp., 7.875%, 4/1/2008	175,000	174,562
Vangent, Inc., 144A, 9.625%, 2/15/2015	35,000	32,638
		707,065
Materials 0.8%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	25,000	24,688
ARCO Chemical Co., 9.8%, 2/1/2020	335,000	331,650
Cascades, Inc., 7.25%, 2/15/2013	87,000	85,260
Chemtura Corp., 6.875%, 6/1/2016	75,000	71,250
Clondalkin Acquisition BV, 144A, 7.694%*, 12/15/2013	75,000	72,000
CPG International I, Inc.:
10.5%, 7/1/2013	100,000	100,000
12.13%*, 7/1/2012	45,000	45,506
Dow Chemical Co., 5.97%, 1/15/2009	4,000,000	4,042,776
Equistar Chemical Funding LP, 10.625%, 5/1/2011	51,000	53,295
Exopack Holding Corp., 11.25%, 2/1/2014	115,000	120,175
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	60,000	65,550
GEO Specialty Chemicals, Inc., 144A, 13.729%*, 12/31/2009 (c)	148,000	121,360
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	25,000	24,188
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	40,000	37,600
Hexcel Corp., 6.75%, 2/1/2015	140,000	138,250
Huntsman LLC, 11.625%, 10/15/2010	144,000	152,640
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	85,000	72,675
Lyondell Chemical Co.:
6.875%, 6/15/2017	140,000	151,900
10.5%, 6/1/2013	30,000	32,250
Massey Energy Co.:
6.625%, 11/15/2010	20,000	19,550
6.875%, 12/15/2013	80,000	74,600
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	25,000	19,750
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	40,000	39,600
Neenah Foundry Co., 9.5%, 1/1/2017	20,000	18,300
NewMarket Corp., 7.125%, 12/15/2016	80,000	77,600
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Rohm & Haas Co., 5.6%, 3/15/2013	5,000,000	4,985,110
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	55,000	53,075
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	10,000	9,750
The Mosaic Co., 144A, 7.375%, 12/1/2014	55,000	57,750
Vitro SAB de CV:
8.625%, 2/1/2012	25,000	24,625
9.125%, 2/1/2017	45,000	44,213
Witco Corp., 6.875%, 2/1/2026	55,000	44,962
		11,211,903
Telecommunication Services 1.5%
AT&T, Inc., 4.125%, 9/15/2009	1,500,000	1,475,593
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	76,000	76,570
8.375%, 1/15/2014	60,000	59,850
Insight Midwest LP, 9.75%, 10/1/2009	29,000	29,036
Intelsat Bermuda Ltd.:
8.886%*, 1/15/2015	10,000	10,100
9.25%, 6/15/2016	15,000	15,563
11.25%, 6/15/2016	10,000	10,713
Intelsat Corp., 9.0%, 6/15/2016	25,000	25,750
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	60,000	60,900
iPCS, Inc., 144A, 7.481%*, 5/1/2013	30,000	29,100
Millicom International Cellular SA, 10.0%, 12/1/2013	180,000	191,250
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	160,000	162,609
Nortel Networks Ltd.:
144A, 9.61%*, 7/15/2011	55,000	55,000
144A, 10.125%, 7/15/2013	20,000	20,575
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	100,000	94,625
Qwest Corp.:
7.25%, 9/15/2025	21,000	20,633
7.875%, 9/1/2011	5,000,000	5,250,000
Telefonica Emisiones SAU, 5.984%, 6/20/2011	3,000,000	3,052,209
US Unwired, Inc., Series B, 10.0%, 6/15/2012	80,000	85,788
Verizon Maryland, Inc., Series A, 6.125%, 3/1/2012	5,000,000	5,136,960
Virgin Media Finance PLC, 8.75%, 4/15/2014	95,000	97,375
Vodafone Group PLC, 5.0%, 12/16/2013	5,000,000	4,809,000
West Corp., 9.5%, 10/15/2014	45,000	46,462
		20,815,661
Utilities 1.8%
AES Corp., 144A, 8.75%, 5/15/2013	265,000	277,256
Alabama Power Co., Series CC, 3.5%, 11/15/2007	761,000	759,250
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	266,000	285,285
CMS Energy Corp., 8.5%, 4/15/2011	161,000	172,900
Dominion Resources, Inc., 4.125%, 2/15/2008	6,500,000	6,464,601
Edison Mission Energy, 144A, 7.0%, 5/15/2017	60,000	59,100
Exelon Corp., 4.45%, 6/15/2010	5,000,000	4,889,370
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	30,300
Mirant North America LLC, 7.375%, 12/31/2013	40,000	40,600
Northern States Power Co., 6.875%, 8/1/2009	5,000,000	5,160,475
NRG Energy, Inc.:
7.25%, 2/1/2014	105,000	105,263
7.375%, 2/1/2016	220,000	220,550
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	172,000	184,385
Public Service Co. of Colorado, Series 14, 4.375%, 10/1/2008	3,500,000	3,465,371
Regency Energy Partners LP, 8.375%, 12/15/2013	42,000	43,995
Reliant Energy, Inc., 7.875%, 6/15/2017	60,000	60,375
Sierra Pacific Resources:
6.75%, 8/15/2017	95,000	93,456
8.625%, 3/15/2014	18,000	19,053
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,994,178
		24,325,763
Total Corporate Bonds (Cost $421,995,408)		419,377,474

Asset Backed 19.3%
Automobile Receivables 8.7%
Aesop Funding II LLC, "A2", Series 2003-4A, 144A, 2.86%, 8/20/2009	3,100,000	3,050,850
AmeriCredit Automobile Receivables Trust, "A3", Series 2005-DA, 4.87%, 12/6/2010	4,800,995	4,790,000
AmeriCredit Prime Automobile Receivables, "C", Series 2007-1, 5.43%, 2/10/2014	2,680,000	2,647,653
Capital Auto Receivables Asset Trust:
"A3A", Series 2006-2, 4.98%, 5/15/2011	10,000,000	9,984,563
"A3A", Series 2007-3, 5.02%, 9/15/2011	4,838,000	4,845,954
"B", Series 2006-1, 5.26%, 10/15/2010	4,078,000	4,087,464
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	9,999,998	10,082,808
Ford Credit Auto Owner Trust:
"C", Series 2004-A, 4.19%, 7/15/2009	4,000,000	3,990,884
"A4", Series 2006-A, 5.07%, 12/15/2010	3,917,000	3,914,089
"B", Series 2007-A, 5.6%, 10/15/2012	5,000,000	4,963,771
GS Auto Loan Trust, "C", Series 2006-1, 5.85%, 1/15/2014	5,693,145	5,694,741
Hertz Vehicle Financing LLC:
"A3", Series 2004-1A, 144A, 2.85%, 5/25/2009	10,000,000	9,920,050
"A2", Series 2005-2A, 144A, 4.93%, 2/25/2010	8,502,000	8,478,639
Hyundai Auto Receivables Trust, "D", Series 2004-A, 4.1%, 8/15/2011	1,128,821	1,120,779
Nissan Auto Receivables Owner Trust, "A4", Series 2006-A, 4.77%, 7/15/2011	4,564,000	4,525,206
Triad Automobile Receivables Owner Trust:
"A3", Series 2005-B, 4.28%, 6/14/2010	3,005,426	2,989,383
"A4", Series 2006-A, 4.88%, 4/12/2013	13,567,000	13,441,485
USAA Auto Owner Trust, "A3", Series 2007-2, 4.9%, 2/15/2012(d)	5,000,000	4,999,327
Volkswagen Auto Loan Enhanced Trust, "A3", Series 2005-1, 4.8%, 7/20/2009	4,312,868	4,302,871
World Omni Auto Receivables Trust:
"A3", Series 2006-A, 5.01%, 10/15/2010	6,049,697	6,041,094
"A3A", Series 2007-B, 5.28%, 1/17/2012	3,488,000	3,489,953
		117,361,564
Credit Card Receivables 4.3%
American Express Credit Account Master Trust:
"C", Series 2007-4, 144A, 6.013%*, 12/17/2012	6,000,000	5,842,174
"C", Series 2007-6, 144A, 6.143%*, 1/15/2013	6,000,000	5,787,540
Bank of America Credit Card Trust, "C2", Series 2007-C2, 6.023%*, 9/17/2012	10,000,000	9,759,172
Capital One Multi-Asset Execution Trust, "C5", Series 2003-C5, 6.903%*, 10/17/2011	8,000,000	7,996,978
Chase Issuance Trust, "C4", Series 2006-C4, 6.043%*, 1/15/2014	10,000,000	9,580,206
Citibank Credit Card Issuance Trust, "B1", Series 2005-B1, 4.4%, 9/15/2010	7,000,000	6,941,166
First USA Credit Card Master Trust, "C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	999,920
Providian Gateway Master Trust, "D", Series 2004-FA, 144A, 4.45%, 11/15/2011	3,060,000	3,052,442
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 6.153%*, 5/15/2014	7,550,000	7,291,646
		57,251,244
Home Equity Loans 2.8%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	1,763,863	1,699,023
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,460,068	1,350,563
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	5,435,000	5,380,286
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	11,129,000	11,037,828
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	201,845	201,300
GMAC Mortgage Corp. Loan Trust:
"A5", Series 2003-HE2, 4.09%, 4/25/2033	4,249,963	4,206,001
"A2", Series 2006-HE3, 5.75%, 10/25/2036	3,500,000	3,443,141
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	375,966	374,959
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,419,604	1,414,011
Residential Asset Mortgage Products, Inc., "A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,146,330
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	5,000,000	4,946,201
		37,199,643
Manufactured Housing Receivables 0.5%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	118,671	119,836
"B2", Series 1996-5, 8.45%, 7/15/2027**	5,302,252	0
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	2,325,773	2,396,663
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	2,246,511	2,255,173
Vanderbilt Mortgage Finance:
"A3", Series 2002-A, 5.58%, 3/7/2018	220,271	220,005
"A4", Series 2000-D, 7.715%, 7/7/2027	1,237,767	1,299,385
		6,291,062
Miscellaneous 3.0%
CIT RV Trust:
"A5", Series 1998-A, 6.12%, 11/15/2013	124,747	124,823
"A5", Series 1999-A, 6.24%, 8/15/2015	2,956,309	2,957,602
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	11,556,000	11,362,443
National Collegiate Student Loan Trust:
"AIO", Series 2006-2, Interest Only, 6.0%, 8/25/2011	17,100,000	3,566,120
"AIO", Series 2006-3, Interest Only, 7.1%, 1/25/2012	49,886,000	12,666,205
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	1,282,547	1,291,736
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 3.46%, 7/25/2039	5,500,000	5,390,000
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	3,112,262	3,112,649
		40,471,578
Total Asset Backed (Cost $266,212,158)		258,575,091

Mortgage Backed Securities Pass-Throughs 0.3%
Government National Mortgage Association:
6.0%, 1/15/2021	3,192,682	3,241,320
9.5%, with various maturities from 12/15/2016 until 7/15/2020	2,339	2,613
11.5%, 4/15/2019	843,326	947,169
Total Mortgage Backed Securities Pass-Throughs (Cost $4,231,558)		4,191,102
Commercial and Non-Agency Mortgage-Backed Securities 34.9%
Banc of America Funding Corp., "1A11", Series 2007-2, 5.75%, 3/25/2037	9,866,097	9,898,656
Banc of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%, 10/20/2032	304,032	300,717
"2A1", Series 2005-B, 4.387%*, 3/25/2035	19,328,197	19,054,568
"A15", Series 2006-2, 6.0%, 7/25/2036	7,878,330	7,962,124
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 1.008%***, 7/11/2042	74,980,343	2,070,365
"X2", Series 2002-TOP8, 144A, Interest Only, 2.283%***, 8/15/2038	152,383,411	7,803,402
"A1", Series 2007-PW17, 5.282%, 6/11/2050	5,000,000	5,012,474
"A1", Series 2000-WF2, 7.11%, 10/15/2032	147,437	148,982
"A1", Series 2000-WF1, 7.64%, 2/15/2032	15,866	16,067
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 2.242%***, 5/15/2035	43,056,648	1,385,920
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	1,710,071	1,712,953
Citicorp Mortgage Securities, Inc., "A1", Series 2003-8, 5.5%, 8/25/2033	11,261,325	11,238,256
Citigroup Commercial Mortgage Trust, "XP", Series 2004-C2, 144A, Interest Only, 1.12%***, 10/15/2041	176,447,389	5,263,726
Citigroup Mortgage Loan Trust, Inc., "1A1A", Series 2007-AR5, 5.625%*, 4/25/2037	10,254,131	10,222,816
Commercial Mortgage Acceptance Corp.:
"A2", Series 1998-C2, 6.03%, 9/15/2030	1,570,449	1,569,344
"A3", Series 1998-C2, 6.04%, 9/15/2030	9,000,000	9,007,126
Countrywide Alternative Loan Trust:
"A3", Series 2006-J2, 6.0%, 4/25/2036	9,526,862	9,625,772
"1A1", Series 2006-4CB, 6.0%, 4/25/2036	8,920,455	9,020,797
"A7", Series 2006-9T1, 6.0%, 5/25/2036	9,336,194	9,457,023
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	8,318,155	8,407,978
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-C4, 5.54%, 9/15/2039	10,000,000	10,064,180
CS First Boston Mortgage Securities Corp.:
"2A1", Series 2004-AR8, 4.593%*, 9/25/2034	8,472,029	8,392,751
"A3", Series 2001-CF2, 6.238%, 2/15/2034	1,084,485	1,083,037
"A4", Series 2001-CF2, 6.505%, 2/15/2034	8,000,000	8,323,166
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031 (f)	426,041	425,275
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	5,062,150	5,073,598
First Horizon Alternative Mortgage Securities:
"A5", Series 2005-FA9, 5.5%, 12/25/2035	14,721,944	14,735,326
"1A1", Series 2007-FA2, 5.5%, 4/25/2037	10,909,091	10,885,778
"1A7", Series 2006-FA8, 6.0%, 2/25/2037	8,650,000	8,579,064
"A7", Series 2007-FA3, 6.0%, 6/25/2037	11,614,907	11,708,419
First Horizon Mortgage Pass-Through Trust, "2A1", Series 2005-AR4, 5.329%*, 10/25/2035	7,071,762	7,033,737
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	1,183,430	1,180,714
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	16,073,813	16,101,509
GMAC Commercial Mortgage Securities, Inc., "A2", Series 1998-C2, 6.42%, 5/15/2035	2,291,816	2,305,100
Greenwich Capital Commercial Funding Corp.:
"XP", Series 2005-GG3, 144A, Interest Only, 0.964%***, 8/10/2042	384,256,780	8,772,967
"A3", Series 2004-GG1, 4.344%, 6/10/2036	7,600,000	7,534,118
"A2", Series 2005-GG5, 5.117%, 4/10/2037	11,400,000	11,419,748
GS Mortgage Securities Corp. II, "A2", Series 2006-GG8, 5.479%, 11/10/2039	11,431,000	11,531,473
Heller Financial Commercial Mortgage Asset Corp., "A2", Series 1999-PH1, 6.847%, 5/15/2031	6,011,321	6,103,257
IndyMac INDX Mortgage Loan Trust, "4A1", Series 2005-AR9, 5.234%*, 7/25/2035	3,065,465	3,044,188
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A1", Series 2004-CB9, 3.475%, 6/12/2041	4,889,026	4,800,735
"A2", Series 2005-LDP2, 4.575%, 7/15/2042	11,400,000	11,258,357
"A2", Series 2005-LDP3, 4.851%, 8/15/2042	6,520,000	6,480,763
"A2", Series 2004-CB9, 5.108%, 6/12/2041	8,000,000	8,003,430
"A2", Series 2007-LD11, 5.804%*, 6/15/2049	10,000,000	10,195,327
JPMorgan Mortgage Trust, "2A7", Series 2004-S2, 5.25%, 11/25/2034	5,745,803	5,725,808
LB Commercial Conduit Mortgage Trust, "A3", Series 1998-C1, 6.48%, 2/18/2030	3,161,754	3,157,876
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.737%***, 7/15/2037	146,459,092	1,014,918
"XCP", Series 2006-C6, Interest Only, 0.829%***, 9/15/2039	203,527,000	6,195,687
"XCP", Series 2004-C6, 144A, Interest Only, 0.844%***, 8/15/2036	84,695,968	1,486,617
"XCP", Series 2004-C7, 144A, Interest Only, 0.939%***, 10/15/2036	268,726,248	5,209,876
"XCP", Series 2004-C8, 144A, Interest Only, 0.973%***, 12/15/2039	344,551,779	7,103,590
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	1,435,620	1,420,761
"A1", Series 2004-T15, 4.13%, 6/13/2041	4,349,276	4,299,726
"A2", Series 1999-WF1, 6.21%, 11/15/2031	5,569,171	5,600,200
"A2", Series 1998-HF2, 6.48%, 11/15/2030	6,469,353	6,497,526
"A2", Series 1998-WF2, 6.54%, 7/15/2030	2,755,606	2,760,416
Morgan Stanley Dean Witter Capital I, "A3", Series 2001-TOP5, 6.16%, 10/15/2035	6,919,996	7,014,823
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%, 7/28/2024	163,484	162,925
PHHMC Mortgage Pass-Through Certificates, "A2", Series 2006-2, 6.165%*, 7/18/2036	16,209,242	16,343,779
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%*, 4/28/2024	30,388	30,388
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	3,630,955	3,630,405
Residential Funding Mortgage Securities I, "1A4", Series 2004-S6, 5.5%, 6/25/2034	6,922,796	6,894,184
TIAA Real Estate CDO Ltd., "A1", Series 2007-C4, 5.701%*, 8/15/2039	6,485,748	6,581,072
Wachovia Bank Commercial Mortgage Trust:
"XP", Series 2005-C17, 144A, Interest Only, 0.434%***, 3/15/2042	689,762,675	7,103,383
"A2", Series 2007-C32, 5.924%*, 6/15/2049	10,000,000	10,155,485
Washington Mutual Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	10,921,480	10,917,147
Wells Fargo Mortgage Backed Securities Trust:
"6A4", Series 2005-AR16, 4.999%*, 10/25/2035	10,920,638	10,857,041
"A2", Series 2006-AR17, 5.838%*, 10/25/2036	13,309,912	13,439,383
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $471,958,172)		467,818,099

Collateralized Mortgage Obligations 5.1%
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	1,947,316	2,057,540
Federal Home Loan Mortgage Corp.:
"PW", Series 2645, 3.25%, 7/15/2026	13,898,998	13,589,263
"DG", Series 2542, 5.5%, 5/15/2020	19,500,000	19,605,491
"BT", Series 2448, 6.0%, 5/15/2017	8,143	8,417
"CQ", Series 2434, 6.5%, 8/15/2023	12,137,650	12,293,609
Federal National Mortgage Association:
"CA", Series 2003-2, 5.0%, 12/25/2016	9,811,538	9,774,810
"TA", Series 2007-77, 5.5%, 12/25/2029	9,640,520	9,697,275
"PD", Series G94-10, 6.5%, 9/17/2009	754,200	758,602
Total Collateralized Mortgage Obligations (Cost $67,566,820)		67,785,007

Government and Agency Obligations 3.9%
US Government Sponsored Agencies 1.9%
Federal Home Loan Bank, 4.125%, 10/19/2007	4,400,000	4,398,011
Federal National Mortgage Association:
3.125%, 12/15/2007 (a)	10,250,000	10,211,614
3.5%*, 2/17/2009 (a)	10,000,000	9,812,400
		24,422,025
US Treasury Obligations 2.0%
US Treasury Bill, 4.815%****, 10/18/2007 (b)	6,833,000	6,822,525
US Treasury Inflation-Indexed Note, 2.0%, 4/15/2012 (e)	20,530,200	20,381,028
		27,203,553
Total Government and Agency Obligations (Cost $51,217,137)		51,625,578
	Shares	Value ($)

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 5.38% (g) (h) (Cost $20,237,500)	20,237,500	20,237,500

Cash Equivalents 6.3%
Cash Management QP Trust, 5.14% (g) (Cost $84,801,653)	84,801,653	84,801,653
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,388,220,406)+	102.6	1,374,411,504
Other Assets and Liabilities, Net	(2.6)	(34,177,863)
Net Assets	100.0	1,340,233,641
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2007.
** Non-income producing security. In case of a bond generally denotes that the issuer has defaulted on the payment of principal or interest.
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Green Tree Financial Corp., "B2", Series 1996-5	8.45%	7/15/2027	5,302,252	5,817,407	0
*** These securities are shown at their current rate as of September 30, 2007.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,388,778,412. At September 30, 2007, net unrealized depreciation for all securities based on tax cost was $14,366,908. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,659,454 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,026,362.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2007 amounted to $19,774,950 which is 1.5% of net assets.
(b) At September 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Security has a deferred interest payment of $4,800 from March 31, 2006.
(d) When-issued security.
(e) All or a portion of this security is held as collateral for open credit default swaps.
(f) Affiliated issuer.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of asset-backed securities. IO securities are subject to prepayment risk of the pool of underlying asset-backed loans.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At September 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	12/18/2007	338	38,093,402	38,205,742	112,340
10 Year US Treasury Note	12/19/2007	1,188	129,369,971	129,826,125	456,154
10 Year Japan Government Bond	12/11/2007	70	82,485,498	82,233,927	(251,571)
United Kingdom Treasury Bond	12/27/2007	72	15,735,218	15,753,531	18,313
Total net unrealized appreciation on open future contracts					335,236

At September 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	12/17/2007	702	62,983,065	61,533,206	1,449,859
10 Year Federal Republic of Germany Bond	12/6/2007	841	136,068,426	135,128,528	939,898
5 Year US Treasury Note	12/31/2007	25	2,719,476	2,675,781	43,695
Total net unrealized appreciation on open futures contracts					2,433,452

At September 30, 2007, open credit default swap purchased were as follows:

Effective/Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Net Unrealized Depreciation ($)
9/17/2007-12/20/2012	5,000,000[1]	Fixed-0.56%	New York Times Co.	(6,974)
Counterparty: [1] Chase Securities, Inc.

Included in the portfolio are investments in mortgage or asset-backed securities which are interest in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	3,035,969	AUD	3,636,000	12/18/2007	179,585
USD	28,096,651	CAD	29,175,000	12/18/2007	1,262,608
USD	73,879,518	EUR	53,121,000	12/18/2007	1,980,865
USD	90,018,343	GBP	44,432,000	12/18/2007	727,704
JPY	11,110,787,000	USD	98,412,640	12/18/2007	752,562
USD	77,377,558	SGD	116,271,000	12/18/2007	1,349,468
Total net unrealized appreciation					6,252,792
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	103,707,000	USD	88,136,760	12/18/2007	(1,446,537)
NOK	3,779,000	USD	668,909	12/18/2007	(31,577)
SEK	113,522,000	USD	17,013,413	12/18/2007	(643,399)
Total net unrealized depreciation					(2,121,513)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007
Assets
Investments: Investments in securities, at value (cost $1,283,181,253) — including $19,774,950 of securities loaned	$ 1,269,372,351
Investment in Daily Assets Fund Institutional (cost $20,237,500)*	20,237,500
Investment in Cash Management QP Trust (cost $84,801,653)	84,801,653
Total investments, at value (cost $1,388,220,406)	1,374,411,504
Deposits with broker for open futures contracts	916,552
Receivable for investments sold	2,428,628
Receivable for Fund shares sold	7,781,094
Receivable for variation margin on open futures contracts	2,172,004
Interest receivable	9,329,357
Unrealized appreciation on forward foreign currency exchange contracts	6,252,792
Foreign taxes recoverable	36,093
Other assets	68,322
Total assets	1,403,396,346
Liabilities
Due to custodian	36,648
Payable upon return of securities loaned	20,237,500
Payable for investments purchased	31,573,856
Payable for when-issued securities	4,999,327
Payable for Fund shares redeemed	2,909,438
Accrued management fee	425,299
Unrealized depreciation on forward foreign currency exchange contracts	2,121,513
Unrealized depreciation on credit default swap contract	6,974
Accrued expenses and payables	852,150
Total liabilities	63,162,705
Net assets, at value	$ 1,340,233,641
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (continued)
Net Assets Consist of
Undistributed net investment income	1,958,266
Net unrealized appreciation (depreciation) on: Investments	(13,808,902)
Futures	2,768,688
Credit default swaps	(6,974)
Foreign currency	4,085,994
Accumulated net realized gain (loss)	(81,708,117)
Paid-in capital	1,426,944,686
Net assets, at value	$ 1,340,233,641
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($324,779,105 ÷ 32,685,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 97.25 of $9.94)	$ 10.22

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,893,970 ÷ 693,224 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.94

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($129,892,231 ÷ 13,092,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.92
Class S** Net Asset Value, offering and redemption price(a) per share ($878,668,335 ÷ 88,272,723 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.95
** On October 23, 2006, Investment Class was renamed Class S.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2007
Investment Income
Income: Interest	$ 32,953,096
Interest — Cash Management QP Trust	4,549,173
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,712
Total Income	37,508,981
Expenses: Management fee	3,286,584
Administration fee	803,530
Services to shareholders	1,511,396
Custodian fee	50,703
Distribution and service fees	1,494,029
Auditing	72,757
Legal	14,051
Trustees' fees and expenses	28,814
Reports to shareholders	114,643
Registration fees	62,323
Other	65,450
Total expenses before expense reductions	7,504,280
Expense reductions	(489,355)
Total expenses after expense reductions	7,014,925
Net investment income	30,494,056
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,560,885)
Futures	624,037
Credit default swaps	304,271
Foreign currency	1,026,053
(2,606,524)
Change in net unrealized appreciation (depreciation) on: Investments	5,731,872
Futures	2,969,712
Credit default swaps	(6,974)
Foreign currency	4,230,248
12,924,858
Net gain (loss)	10,318,334
Net increase (decrease) in net assets resulting from operations	$ 40,812,390

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2007	2006
Operations: Net investment income	$ 30,494,056	$ 20,995,363
Net realized gain (loss)	(2,606,524)	(417,644)
Change in net unrealized appreciation (depreciation)	12,924,858	4,839,601
Net increase (decrease) in net assets resulting from operations	40,812,390	25,417,320
Distributions to shareholders: Net investment income: Class A	(7,398,595)	(3,856,912)
Class B	(123,534)	—
Class C	(3,923,556)	(3,954,631)
Class S	(24,143,323)	(15,404,345)
Net realized gains: Class A	(550,011)	(1,311,345)
Class C	(632,394)	(1,560,066)
Class S	(1,870,013)	(5,547,753)
Fund share transactions: Proceeds from shares sold	392,769,640	69,922,812
Net assets acquired in tax-free reorganization	657,841,652	—
Reinvestment of distributions	33,005,660	29,107,115
Cost of shares redeemed	(218,069,008)	(396,247,444)
Redemption fees	18,988	6,398
Net increase (decrease) in net assets from Fund share transactions	865,566,932	(297,211,119)
Increase (decrease) in net assets	867,737,896	(303,428,851)
Net assets at beginning of period	472,495,745	775,924,596
Net assets at end of period (including undistributed net investment income of $1,958,266 and $1,516,651, respectively)	$ 1,340,233,641	$ 472,495,745

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007	2006	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.38	.35	.33	.38	.32
Net realized and unrealized gain (loss)	.17	.10	.19	(.00)***	(.01)
Total from investment operations	.55	.45	.52	.38	.31
Less distributions from: Net investment income	(.43)	(.38)	(.34)	(.38)	(.31)
Net realized gains	(.06)	(.12)	(.25)	(.16)	(.04)
Reverse stock split[d]	—	—	—	.16	.04
Total distributions	(.49)	(.50)	(.59)	(.38)	(.31)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.94	$ 9.88	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[e,f]	5.79	4.71	5.24	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	325	85	119	288	250
Ratio of expenses before expense reductions	.93	1.34[h]	1.45[h]	1.50[h]	1.51h*
Ratio of expenses after expense reductions	.86	.88[h]	.95[h]	1.25[h]	1.25h*
Ratio of net investment income (%)	3.83	3.61	3.21	3.86	3.79*
Portfolio turnover rate	57	129[g]	298	120	244
[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[b] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.
[c] Based on average shares outstanding during the period.
[d] See Note E in Notes to Financial Statements.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
[h] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97
Income (loss) from investment operations: Net investment income[b]	.13
Net realized and unrealized gain (loss)	.01
Total from investment operations	.14
Less distributions from: Net investment income	(.17)
Redemption fees	.00***
Net asset value, end of period	$ 9.94
Total Return (%)[c,d]	1.39**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions	1.82*
Ratio of expenses after expense reductions	1.72*
Ratio of net investment income (%)	2.94*
Portfolio turnover rate	57
[a] For the period April 23, 2007 (commencement of operations of Class B shares) to September 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended September 30,	2007	2006	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.87	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.31	.29	.26	.31	.20
Net realized and unrealized gain (loss)	.17	.09	.19	(.00)***	(.01)
Total from investment operations	.48	.38	.45	.31	.19
Less distributions from: Net investment income	(.37)	(.32)	(.27)	(.31)	(.19)
Net realized gains	(.06)	(.12)	(.25)	(.16)	—
Reverse stock split[d]	—	—	—	.16	—
Total distributions	(.43)	(.44)	(.52)	(.31)	(.19)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.92	$ 9.87	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[e,f]	4.98	4.07	4.47	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	100	139	257	222
Ratio of expenses before expense reductions	1.66	2.09[h]	2.19[h]	2.25[h]	2.26h*
Ratio of expenses after expense reductions	1.61	1.50[h]	1.57[h]	2.00[h]	2.00h*
Ratio of net investment income (%)	3.08	2.99	2.59	3.11	3.06*
Portfolio turnover rate	57	129[g]	298	120	244
[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[b] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.
[c] Based on average shares outstanding during the period.
[d] See Note E in Notes to Financial Statements.
[e] Total return does not reflect the effect of sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
[h] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S+ Years Ended September 30,	2007	2006	2005[a]	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.39	.35	.33	.40	.42
Net realized and unrealized gain (loss)	.16	.11	.19	(.00)*	(.01)
Total from investment operations	.55	.46	.52	.40	.41
Less distributions from: Net investment income	(.43)	(.38)	(.34)	(.40)	(.41)
Net realized gains	(.06)	(.12)	(.25)	(.16)	(.04)
Reverse stock split[c]	—	—	—	.16	.04
Total distributions	(.49)	(.50)	(.59)	(.40)	(.41)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 9.95	$ 9.89	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[d]	5.79	4.80	5.28	4.12	4.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	879	287	518	1,584	1,513
Ratio of expenses before expense reductions	.79	1.27[f]	1.38[f]	1.50[f]	1.50[f]
Ratio of expenses after expense reductions	.73	.88[f]	.90[f]	1.00[f]	1.00[f]
Ratio of net investment income (%)	3.97	3.61	3.26	4.11	4.13
Portfolio turnover rate	57	129[e]	298	120	244
+ On October 23, 2006, Investment Class was renamed Class S.
[a] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[b] Based on average shares outstanding during the period.
[c] See Note E in Notes to Financial Statements.
[d] Total return would have been lower had certain expenses not been reduced.
[e] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
[f] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Duration Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares (effective April 23, 2007, see Note H) are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares (formerly Investment Class) are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. On October 23, 2006, Investment Class shares were renamed Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $78,388,000, which may be applied against any realized net taxable gains of each succeeding year to the extent permissible under certain limitations imposed by Sections 381-384 of the Internal Revenue Code and related Income Tax Regulations. The Fund's net tax basis capital loss carryforward includes approximately $60,677,000 inherited pursuant to its merger with the DWS Short Term Bond Fund on April 23, 2007. The Fund anticipates applying permissible amounts of its net tax basis capital loss carryforwards against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2011 ($14,468,000), September 30, 2012 ($25,866,000), September 30, 2013 ($18,693,000), September 30, 2014 ($3,620,000) and September 30, 2015 ($15,741,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2006 through September 30, 2007, the Fund incurred approximately $2,151,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 4,733,203
Capital loss carryforwards	$ (78,388,000)
Net unrealized appreciation (depreciation) on investments	$ 14,366,908

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2007	2006
Distributions from ordinary income*	$ 38,641,426	$ 31,635,052
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2007, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $650,196,670 and $412,232,325, respectively. Purchases and sales of US Treasury obligations aggregated $26,774,063 and $0, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, for the period from October 1, 2006 through April 22, 2007, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.500%
Next $500 million of such net assets	.485%
Next $1.0 billion of such net assets	.470%
Over $2.0 billion of such net assets	.455%

Effective April 23, 2007, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

For the period from October 1, 2006 through September 30, 2007, the Management Fee charged to the Fund was $3,286,584, which was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

For the period from October 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy, taxes, brokerage, interest, organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.97%
Class C	1.72%

For the period from October 1, 2006 through April 22, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.97%.

For the period from April 23, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B and Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.72% and 0.67%, respectively.

In addition, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.86%
Class C	1.61%
Class S	.86%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and proxy expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2007, the Advisor received an Administration Fee of $803,530, of which $107,884 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B (from commencement of operations of April 23, 2007), C and S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2007, the amounts charged to the Fund by DWS-SISC for transfer agency services were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Class A	$ 183,563	$ 105,099	$ 43,687
Class B	10,107	3,024	2,071
Class C	87,832	51,407	36,425
Class S	589,264	299,799	9,525
	$ 870,766	$ 459,329	$ 91,708

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B (from commencement of operations of April 23, 2007), and C shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	24,790	4,300
Class C	786,484	78,319
	$ 811,274	$ 82,619

In addition, DWS-SDI provides information and administrative services for a fee (Service Fee) to Class A, B (from commencement of operations of April 23, 2007), C and Class S shareholders (through October 22, 2006) at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2007	Annual Effective Rate
Class A	$ 382,555	$ 78,476.24%
Class B	8,263	290.25%
Class C	260,688	34,631.25%
Class S	31,249	—	.18%
	$ 682,755	$ 113,397

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2007 aggregated $49,756.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share (commencement of operations) redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period ended September 30, 2007, the CDSC for Class B and C shares aggregated $9,228 and $3,763, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2007, DWS-SDI received $319 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $42,226, of which $14,981 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended September 30, 2007, the Fund's custodian fees were reduced by $7,525 and $22,501, respectively, for custodian and transfer agent credits earned.

E. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,454,704	$ 222,822,517	2,376,956	$ 23,320,541
Class B	20,772	206,053	—	—
Class C	4,398,272	43,592,993	905,064	8,863,078
Class S*	12,702,375	126,148,077	3,842,505	37,739,193
		$ 392,769,640		$ 69,922,812
Shares issued in tax-free reorganization
Class A	6,943,618	$ 69,159,229	—	$ —
Class B	808,338	8,059,275	—	—
Class C	990,618	9,857,145	—	—
Class S*	57,247,407	570,766,003	—	—
		$ 657,841,652		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	633,184	$ 6,265,854	457,730	$ 4,483,150
Class B	10,150	100,613	—	—
Class C	391,444	3,869,983	510,819	5,001,496
Class S*	2,297,006	22,769,210	2,001,850	19,622,469
		$ 33,005,660		$ 29,107,115
Shares redeemed
Class A	(5,930,695)	$ (58,801,143)	(6,241,292)	$ (61,208,548)
Class B	(146,036)	(1,450,174)	—	—
Class C	(2,864,425)	(28,374,167)	(5,212,516)	(51,084,656)
Class S*	(13,030,833)	(129,443,524)	(28,947,780)	(283,954,240)
		$ (218,069,008)		$ (396,247,444)
Redemption fees		$ 18,988		$ 6,398
Net increase (decrease)
Class A	24,100,811	$ 239,461,775	(3,406,606)	$ (33,404,797)
Class B	693,224	6,915,767	—	—
Class C	2,915,909	28,946,466	(3,796,633)	(37,217,851)
Class S*	59,215,955	590,242,924	(23,103,425)	(226,588,471)
		$ 865,566,932		$ (297,211,119)
* On October 23, 2006, Investment Class was renamed Class S.

H. Acquisition of Assets

On April 23, 2007, the Fund acquired all of the net assets of DWS Short Term Bond Fund pursuant to a plan of reorganization approved by the Board of DWS Short Term Bond Fund. The acquisition was accomplished by a tax-free exchange of 7,028,296 Class A shares, 816,611 Class B shares, 999,052 Class C shares and 58,021,414 Class S shares of DWS Short Term Bond Fund, respectively, for 6,943,618 Class A shares, 808,338 Class B shares, 990,618 Class C shares and 57,247,407 Class S shares of the Fund, respectively, outstanding on April 20, 2007. DWS Short Term Bond Fund's net assets at that date of $657,841,652, including $12,769,529 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $479,590,090. The combined net assets of the Fund immediately following the acquisition were $1,137,431,742.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Advisor Funds and the Shareholders of DWS Short Duration Plus Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Plus Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the periods indicated therein ended on or prior to September 30, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated November 19, 2004 expressed an unqualified opinion on those statements.

Boston, Massachusetts November 27, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class S) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended December 31, 2006. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates' to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 2006	President (prior to October 1, 2007) and Vice Chair (as of October 1, 2007), WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	75
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755
Fund Number	418	618	718	822

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2007, DWS Short Duration Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$57,300	$0	$0	$0
2006	$54,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007